NOTICE OF GUARANTEED DELIVERY
                                       FOR
                      FISHER SCIENTIFIC INTERNATIONAL INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Fisher Scientific International Inc. (the "Company") made pursuant to the Prospectus, dated January , 1999 (the "Prospectus"), if certificates for the outstanding 9% Senior Subordinated Notes due 2008 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach State Street Bank and Trust Company, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

        Delivery To: State Street Bank and Trust Company, Exchange Agent

                By Mail:                           By Overnight Courier:

   State Street Bank and Trust Company      State Street Bank and Trust Company
              P.O. Box 778                        Two International Place
       Boston, Massachusetts 02102              Boston, Massachusetts 02110
  Attention: Corporate Trust Department    Attention: Corporate Trust Department
              Kellie Mullen                            Kellie Mullen

  By Hand: in New York (as Drop Agent)              By Hand: in Boston

State Street Bank and Trust Company, N.A.   State Street Bank and Trust Company
         61 Broadway, 15th Floor                  Two International Place
         Corporate Trust Window                Fourth Floor, Corporate Trust
        New York, New York 10006                Boston, Massachusetts 02110

                              For Information Call:
                                 (617) 664-5587

                            By Facsimile Transmission
                        (for Eligible Institutions only):
                                 (617) 664-5314

                      Attention: Corporate Trust Department

                              Confirm by Telephone:
                                 (617) 664-5314

      Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

      Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$
 ---------------------------------------       If Old Notes will be delivered
Certificate Nos. (if available):               by book-entry transfer to
                                               The Depository Trust Company,
----------------------------------------       provide account number.
Total Principal Amount Represented by
     Old Notes Certificate(s):
$                                            Account Number
 ---------------------------------------                   --------------------
-------------------------------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

-------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X
 ----------------------------------------            ------------------
X
 ----------------------------------------            ------------------
 Signature(s) of Owner(s)                            Date
 or Authorized Signatory

      Area Code and Telephone Number:
                                     ------------------------------

      Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):       ----------------------------------------------------------------

               ----------------------------------------------------------------
Capacity:
Address(es):   ----------------------------------------------------------------

               ----------------------------------------------------------------

               ----------------------------------------------------------------

               ----------------------------------------------------------------

               ----------------------------------------------------------------

--------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                    GUARANTEE
                    (Not to be used for signature guarantee)

      The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


--------------------------------------  ----------------------------------------
           Name of Firm                           Authorized Signature

--------------------------------------  ----------------------------------------
              Address                                   Title
                                        Name:
--------------------------------------       -----------------------------------
                              Zip Code          (Please Type or Print)

Area Code and Tel. No.                  Dated:
                      ----------------        ----------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.